SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )
Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14c-5(d)(2))

[  ] Definitive Information Statement
                           YES CLOTHING COMPANY, INC.
                  (Name of Registrant As Specified In Charter)
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Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. 1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
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2) Form, Schedule or Registration Statement No.:
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3) Filing Party:
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4) Date Filed:
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


                              INFORMATION STATEMENT
                                       OF
                           YES CLOTHING COMPANY, INC.

                        4695 MacArthur Court, Suite 1450
                         Newport Beach, California 92660
                                 (949) 833-2094

                      We Are Not Asking You For A Proxy And
                    You Are Requested Not To Send Us A Proxy.

                                December __, 2001

                           YES CLOTHING COMPANY, INC.
                        4695 MacArthur Court, Suite 1450
                             Newport Beach, CA 92660

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock

To Shareholders of Yes Clothing Company, Inc.:

     Notice is hereby given that the holders of a majority of the outstanding shares of common stock of Yes Clothing Company, Inc. ("Yes") have approved the following actions by majority written consent:

o Election of Jon L. Lawver and Fred G. Luke as directors of Yes for the next year,
o Ratification of the appointment of McKennon, Wilson & Morgan, LLP as the corporation's independent auditors for the fiscal year ended March 31, 2002, and
o An amendment to the corporation's Articles of Incorporation to change the corporation's name to BioSecure Corp. and to increase the number of authorized $.001 par value common stock from 75,000,000 shares to 975,000,000 shares.

     These actions will not be effective until a date which is at least twenty
(20) days after Yes files the Definitive Information Statement.

     You have the right to receive this notice if you were a shareholder of record at the close of business on the date of this notice (the "Record Date").

                                             /s/ Fred G. Luke
                                                 Fred G. Luke
                                                 Director
Newport Beach, California
____________, 2001

                                     Item 1
                              Information Statement

     This information statement is being furnished to all holders of the common stock of Yes Clothing Company, Inc., a Nevada corporation, ("Yes") in connection with resolutions of the Board of Directors and the written consent of the holders in excess of 50% of the common stock of Yes providing for the following actions:

o Election of Jon L. Lawver and Fred G. Luke as directors of Yes for the next year,
o Ratification of the appointment of McKennon, Wilson & Morgan, LLP as the corporation's independent auditors for the fiscal year ended March 31, 2002, and
o Change of the corporation's name to BioSecure Corp. and increase in the number of authorized $.001 par value common stock from 75,000,000 shares to 975,000,000 shares.

     The Board of Directors and persons owning the majority of the outstanding voting securities of Yes have adopted, ratified and approved resolutions to effect the above-listed actions. No other votes are required or necessary. The Amendment will be filed and effective twenty (20) days after Yes files the Definitive Information Statement.

Costs of Information Statement

     Yes will pay the cost of preparing and sending out this information statement. It will be sent to shareholders via regular mail.

     Copies of this information statement and Yes' annual report to shareholders on Form 10-KSB, are available to shareholders at no charge upon request directed to:

                           Yes Clothing Company, Inc.
                         4695 MacArthur Ct., Suite 1450
                             Newport Beach, CA 92660

Dissenter's Rights of Appraisal

     The Nevada Revised Statutes do not provide for dissenter's rights of appraisal in connection with the above-listed actions.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)
Nominees for Director

     The nominees for directors are listed below. Information about the nominees is contained in the section entitled "Directors and Executive Officers."

         Name                       Director Since
         ------------------         -------------------
         Fred G. Luke               December 1998
         Jon L. Lawver              March 1999

     All directors stand for election annually. Officers are elected to a term of one year or less, serve at the pleasure of the Board of Directors, and are entitled only to such compensation as is fixed by the Board.

Voting Securities and Principal Shareholders Thereof

     The Board of Directors has fixed the close of business on the date of this notice as the record date for the determination of the common shareholders entitled to notice of the proposed action by written consent.

     On November 19, 2001, there were 37,068,158 outstanding shares of common stock of Yes. Each holder of common stock is entitled to one (1) vote per share. One shareholder holds a controlling interest of 25,639,147 (69.2%) shares of $.001 par value common stock of the company as of the record date, representing more than a majority of Yes' outstanding common stock. The shareholder, NewBridge Capital, Inc. has consented to the actions outlined in this Information Statement.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding ownership of Yes' common stock as of November 19, 2001. The table includes (a) each person known by Yes to be the beneficial owner of more than 5% of Yes' common stock,
(b) each director, (b) each director individually, (c) the named executive officer, and (d) the directors and officers as a group. Unless otherwise indicated, the persons named in the table possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).

                                                       Amount and
                                                       Nature of
                           Name and Address            Beneficial      Percent
Title of Class           of Beneficial Owner            Interest    of Class (1)
--------------     --------------------------------    ----------   -----------

$.001 value        NewBridge Capital, Inc.
common stock       4695 MacArthur Court, Suite 1450
                   Newport Beach, California 92660     25,639,147   69.2%


Directors and Officers
                   All Officers and Directors as a
                   Group                                        -     -

(1) Based on 37,068,158 common shares outstanding at November 19, 2001.

Directors and Executive Officers

a)   Identification of Directors and Executive Officers.

     The following table sets forth certain information concerning Yes' directors and executive officers:


                          Position Held with          Date First
Name               Age       the Company          Elected or Appointed
------------      ----    ------------------  ---------------------------------
Fred G. Luke       54        President        December 1998 to November 1, 2000
                             Director         December 1998 to Present

Jon L. Lawver      63        Secretary        January 1999 to Present
                             Director         March 1999 to Present

     All directors serve until Yes' next Annual Meeting of Shareholders and until their successors are elected and qualified. Yes' officers serve at the discretion of the board of directors. Yes' directors generally consider the status of the officers at the meeting of Yes' directors following each annual meeting of shareholders.

(b)  Business Experience

     The following is a brief account of the business experience during the past five years of each director and executive officer of Yes' company, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment were carried on.

     Fred G. Luke. Mr. Luke has been Yes' President and CEO since December 1998. Mr. Luke has more than twenty-nine (29) years of experience in domestic and international financing and the management of privately and publicly held companies. Since 1982, Mr. Luke has provided consulting services and has served as Chief Executive Officer and/or Chairman of the Board of various publicly held and privately held companies in conjunction with such financial and corporate restructuring services. In addition to his position with Yes, Mr. Luke currently serves as President of NewBridge Capital, Inc. ("NewBridge"), which provides managerial, acquisition and administrative services to public and private companies including Yes. Mr. Luke received a Bachelor of Arts Degree in Mathematics from California State University, San Jose in 1969.

     Jon L. Lawver. Mr. Jon L. Lawver has been Secretary and a Director of Yes since January and March 1999, respectively. Mr. Lawver has 22 years of experience in the area of bank financing where he has assisted medium size companies ($5 million to $15 million) by providing expertise in documentation preparation and locating financing for expansion requirements. Mr. Lawver was with Bank of America from 1961 to 1970, ending his employment as Vice President and Manager of one of its branches. From 1970 to present Mr. Lawver has served as President and a Director of J.L. Lawver Corp., a financial consulting firm. Since 1988, Mr. Lawver has served as President and a Director of Eurasia, a private finance equipment leasing company specializing in oil and gas industry equipment. Mr. Lawver also serves as a director of NetCommerce, Inc. ("NetCommerce"), NewBridge, and NuVen Advisors, Inc. ("NuVen").

(c)  Identification of Certain Significant Employees.

     None.

(d)  Family relationships

     None.

(e)  Involvement in Certain Legal Proceedings.

     During the past five years, no director or officer of Yes has:

     1. Filed or has had filed against him a petition under the federal bankruptcy laws or any state insolvency law, nor has a receiver, agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner, or any corporation or business association of which he was an executive officer at or within two years before such filings.

     2. Been convicted in a criminal proceeding.

     3. Been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting his involvement in any type of business, securities or banking activities.

     4. Been found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, which judgment has not been reversed, suspended, or vacated.

(f)  Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that Yes' directors and officers and persons who own more than ten percent of Yes' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than ten-percent shareholders are required by SEC regulations to furnish Yes with copies of all Section 16(a) reports filed.

     Based solely on its review of the copies of the reports it received from persons required to file, Yes believes that during the period from April 1, 1998 through the present, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

Certain Relationships and Related Transactions

     Effective January 21, 1998, Yes entered into an Advisory and Management Agreement (the "Advisory Agreement") with NuVen, the predecessor of NuVen Advisors Limited Partnership, for the engagement of NuVen to perform professional and advisory services. Yes had approximately $131,000 due to NuVen as of March 31, 2001. In April 2000, the Advisory Agreement was assigned to NewBridge. Yes had approximately $52,000 due to NewBridge as of March 31, 2001.

     As of this date, Yes does not have standing audit, nominating and compensation committees of the board of directors, or committees performing similar functions.

     There were five total board meetings held during the last full fiscal year. Both directors attended all meetings.

Compensation of Directors and Executive Officers

(a)  Summary Compensation Table.

     The following summary compensation table sets forth in summary form the compensation received during each of Yes' last two completed years by its president and four most highly paid officers ("Named Executive Officers"). There were no officers who earned in excess of $100,000 per annum:


Name and Principal             Salary       Other Annual         Options
Position              Year     ($) (1)    Compensation ($)    Granted (#)(2)
------------------    ----     -------    ----------------    --------------

Fred G. Luke          2001     10,500          N/A                 N/A
President and CEO     2000          -          N/A                 N/A
President and CEO     1999          -          N/A                 N/A
(12-98 to Present)

Jon L. Lawver         2001     10,500          N/A                 N/A
Secretary             2000     36,000          N/A                 N/A
                      1999     15,000          N/A                 N/A

(1)  The accrued but unpaid value of base salary (cash and non-cash).

(2) Except for stock option plans, Yes does not have in effect any plan that is intended to serve as incentive for performance to occur over a period longer than one year. No stock options are currently outstanding.

(b)  Stock Options

     None.

(c)  Long-Term Incentive Plans Table

     There were no long-term incentive plans during the last two years.

     Under Nevada law, directors of every corporation must be elected at an annual meeting of directors by a plurality of votes cast at the election.
Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if stockholders holding at least a majority of the voting power sign the consent.

     A shareholder owning and having voting power in excess of 50% of the outstanding voting securities of Yes has approved by written consent the election of Jon L. Lawver and Fred G. Luke as directors of the corporation. No further votes are required or necessary to effect this proposed action.

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                                (Proposal No. 2)

     On July 6, 1999, the auditing practice of McKennon, Wilson & Morgan, LLP was engaged to perform an audit of Yes' financial statements as of March 31, 1999 and for the two years then ended, included in the Annual Report on Form 10-KSB for the years ended March 31, 1999 and March 31, 2000. On October 2, 2000, Yes engaged McKennon, Wilson & Morgan to perform an audit of Yes' financial statements for the year ended March 31, 2001.

     Except as otherwise provided, the affirmative vote of a majority of shares represented and voting at a meeting at which a quorum is present, shall be the act of the shareholders in the ratification of independent auditors. A shareholder owning and having voting power in excess of 50% of the outstanding voting securities of Yes has ratified by written consent the appointment of McKennon, Wilson & Morgan, LLP as independent auditors of the corporation. No further votes are required or necessary to effect this proposed action.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                                (Proposal No. 3)

     The Board of Directors has approved an amendment to the Articles of Incorporation to change its name to BioSecure Corp. and to increase the number of authorized $.001 par value common stock to from 75,000,000 shares to 975,000,000 shares. The purpose of the increase in the authorized common stock is to further the corporation's business plan and strategy as a holding company. Further, Yes is changing its name to more accurately reflect its activities and operations as a holding company and departure from the clothing industry. A proposed copy of the amendment is set forth as Exhibit A to this filing.

     The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes. Section 78.390 provides that the Board of Directors must first adopt the proposed amendments and then submit the amendments to the shareholders for their consideration at an annual or special meeting. The shareholders must approve the amendments by a majority of the outstanding voting securities.

     Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if stockholders holding at least a majority of the voting power sign the consent.

     A shareholder owning and having voting power in excess of 50% of the outstanding voting securities of Yes has adopted, ratified and approved the name change and change in the authorized common shares. No further votes are required or necessary to effect the proposed amendment.

                         FINANCIAL AND OTHER INFORMATION

     Additional information concerning Yes, including its Form 10-KSB and quarterly reports on Form 10-QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov or by contacting the company at 4695 MacArthur Court, Suite 1450, Newport Beach, California 92660, (949) 833-2094.


                                       By Order of the Board of Directors
                                       /s/ Fred G. Luke
                                           Director

                                    EXHIBIT A
                          Amendment to the Articles of
                   Incorporation of Yes Clothing Company, Inc.

     Yes Clothing Company, Inc., a corporation organized under the laws of the State of Nevada, by its president and secretary, does hereby certify:

     1. That the Board of Directors of said corporation on October ___, 2001, unanimously passed a resolution declaring the following changes and amendments in the articles of incorporation is advisable.

     RESOLVED that Article One of said Articles of Incorporation be amended to read as follows: "The name of the corporation is BioSecure Corp."

     RESOLVED that Article Four of said Articles of Incorporation be amended to read as follows: "The aggregate number of shares of all classes of stock, which the corporation shall have authority to issue is: One Billion (1,000,000,000) of which Nine Hundred Seventy Five Million (975,000,000) shares will be designated "Common Stock", with $.001 par value; and Twenty Five Million (25,000,000) shares shall be designated "Preferred Stock", with $.001 par value. Further, the Board of Directors of this corporation, by resolution only and without further action or approval, may cause the corporation to issue one or more classes or one or more series of preferred stock within any class thereof and which classes or series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be standard expressed in the resolution or resolutions adopted by the Board of Directors, and to fix the number of shares constituting any classes or series and to increase or decrease the number of shares of any such class or series."

     2. That the number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 37,068,158; that said change and amendment has been consented to and authorized by the written consent of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, Yes Clothing Company, Inc. has caused this certificate to be signed by its president and its secretary and its corporate seal to be hereto affixed this _____ day of ________, __________.

[signature begins on the next page]

                                Yes Clothing Company, Inc.



                                By: _____________________
                                    Jon L. Lawver, Acting President & Secretary

(SEAL)


State of _____________)
County of ___________ )

On _____________ (date) personally appeared before me, ______________________, a
Notary Public, ____________________ and __________________, who acknowledged they executed the above instrument.


-----------------------------
              (Notary Public)

(SEAL)